Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 23, 2004

American Natural Energy Corporation

(Exact name of registrant as specified in its charter)

Oklahoma	0-18596	73-1605215

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7030 South Yale — Suite 404, Tulsa, Oklahoma 74136

(Address of principal executive offices)

Registrant’s telephone number, including area code: (918) 481-1440

(Former name or former address, if changed since last report)

Item 9.01. Financial Statements and Exhibits.
Signatures
PRESS RELEASE

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired. None required.

(b)	Pro forma financial information. None required.

(c)	Exhibits:

Exhibit Number	Description of Document
99.1	Press Release dated August 23, 2004

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Natural Energy Corporation
Dated: August 23, 2004	By:	/s/ Michael K. Paulk
Michael K. Paulk, President